UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT No. 1 TO CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):    August 16, 2010

Commission File No. 000-16929

Soligenix, Inc.
(Exact name of small business issuer as specified in its charter)

DELAWARE	41-1505029
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

29 Emmons Drive, Suite C-10 Princeton, NJ	08540
(Address of principal executive offices)	(Zip Code)
(609) 538-8200
(Issuer’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 (this “Amendment”) to Current Report on Form 8-K amends and restates the Current Report on Form 8-K filed by Soligenix, Inc. (the “Company”) on August 20, 2010 (the “Initial 8-K”).  This Amendment amends the second paragraph of Item 4.01 of the Initial 8-K to indicate that the Company has not, during our past two fiscal years through August 16, 2010, consulted Eisner LLP regarding any of the matters outlined in Item 304(a)(2) of Regulation S-K.  Except for the noted change, this Amendment makes no other changes to the Initial 8-K.

Item 4.01.  Changes in Registrant’s Certifying Accountant.

On August 16, 2010, Soligenix, Inc. (the “Company”) was notified by its auditing firm, Amper, Politziner and Mattia, LLP (“Amper”), an independent registered public accounting firm, that it had combined its practice with that of Eisner LLP (“Eisner”) and the combined practice operates under the name EisnerAmper LLP.  The Audit Committee of the Company’s Board of Directors has engaged EisnerAmper LLP to serve as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2010.

During the Company’s fiscal years ended December 31, 2008 and 2009 and through the date of this Form 8-K, the Company did not consult with Eisner regarding any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

During the Company’s fiscal years ended December 31, 2008 and 2009, Amper’s report on the Company’s consolidated financial statements did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audit of the Company’s consolidated financial statements for the fiscal years ended December 31, 2008 and 2009 and through the date of this Form 8-K, there were (i) no disagreements between the Company and Amper on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Amper, would have caused Amper to make reference to the subject matter of the disagreement in their report on the Company’s financial statements for such year or for any reporting period since the Company’s last fiscal year end and (ii) no reportable events within the meaning set forth in item 304(a)(1)(v) of Regulation S-K.

The Company has provided Amper with a copy of the disclosures in this Form 8-K and has requested that Amper furnish it with a letter addressed to the U.S. Securities and Exchange Commission containing any new information, clarification of the Company’s expression of its views, or the respects in which it does not agree with the statements made by the Company in response to Item 304(a) of Regulation S-K.  A copy of the letter dated August 24, 2010 furnished by Amper in response to that request is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01.   Financial Statements and Other Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter dated August 24, 2010 from Amper, Politziner and Mattia, LLP to the U.S. Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Soligenix, Inc.

August 25, 2010	By:	/s/ Christopher J. Schaber
Christopher J. Schaber, Ph.D.
President and Chief Executive Officer
(Principal Executive Officer)

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter dated August 24, 2010 from Amper, Politziner and Mattia, LLP to the U.S. Securities and Exchange Commission.